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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, intot he Company's previously filed Registration Statements File Nos. 333-16137, 333-16139, 333-31771, 333-31773 and
333-91417.


/s/   ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 16, 2000